Exhibit 10.2

Second AMENDMENT TO guaranty

This SECOND AMENDMENT TO GUARANTY, dated January 14, 2026 (this “Amendment”), is entered into by and between ATLAS SECURITIZED PRODUCTS INVESTMENTS 2, L.P., a Delaware limited partnership (together with its successors and assigns, “Administrative Agent”), and FORTRESS CREDIT REALTY INCOME TRUST, a Maryland statutory trust (“Guarantor”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Guaranty (as defined below), and if not defined therein, in the Master Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Administrative Agent, Buyers and FCR DC JV Atlas Seller LLC (“Seller”) are parties to that certain Master Repurchase Agreement, dated as of October 11, 2024 (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Master Repurchase Agreement”);

WHEREAS, in connection with the Master Repurchase Agreement, Guarantor made that certain Guaranty, dated as of October 11, 2024, for the benefit of Administrative Agent and Buyers, as amended by that certain First Amendment to Guaranty, dated as of April 23, 2025 (as so amended, the “Existing Guaranty” and, as amended by this Amendment, and as hereafter further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Guaranty”); and

WHEREAS, the parties hereto desire to make certain amendments and modifications to the Existing Guaranty as further set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

Amendments to the EXISTING GUARANTY

Section 10(j) of the Existing Guaranty is hereby amended and restated in its entirety as follows:

(j) Financial Covenants. Guarantor shall at all times satisfy the following financial covenants (each tested on a consolidated basis):

(i)
Maintenance of Minimum Adjusted Net Worth. Guarantor shall not permit its Adjusted Net Worth as of any date to be less than $450,000,000.
(ii)
Maintenance of Minimum Liquidity. Guarantor shall not permit its Liquidity as of any date to be less than the greater of (A) an amount equal to the product of (x) 7.5% and (y) the aggregate outstanding Purchase Price of all Purchased Assets subject to Transactions as of such date and (B) $5,000,000.
ARTICLE 2

Representations

Guarantor represents and warrants to Administrative Agent, as of the date of this Amendment, as follows:

(a)
all representations and warranties made by it in the Program Agreements to which it is a party are true, correct, complete and accurate in all respects as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);
(b)
it is duly authorized to execute and deliver this Amendment and has taken all necessary action to authorize such execution, delivery and performance;
(c)
the person signing this Amendment on its behalf is duly authorized to do so on its behalf;
(d)
the execution, delivery and performance of this Amendment will not violate any Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected; and
(e)
this Amendment has been duly executed and delivered by it.
ARTICLE 3

CONDITIONS precedent

The effectiveness of this Amendment is subject to the satisfaction of the conditions precedent set forth in Article 3 of that certain Second Amendment to Master Repurchase Agreement, dated as of the date hereof, by and among Administrative Agent, Buyers, Seller, Guarantor and Equity Pledgor.

ARTICLE 4

[RESERVED.]
ARTICLE 5

Governing Law

THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

ARTICLE 6

Miscellaneous
(f)
Except as expressly amended or modified hereby, the Program Agreements shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. All references to the Program Agreements shall be deemed to mean the Program Agreements as modified by this Amendment.
(g)
This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in electronic format shall be as effective as delivery of a manually executed original counterpart of this Amendment.
(h)
The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.
(i)
This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Guaranty.
(j)
This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.
(k)
This Amendment and the Guaranty, as amended hereby, are a single Program Agreement.

ARTICLE 7

GUARANTY REAFFIRMATION

Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of the Seller to the Administrative Agent and the Buyers under the Master Repurchase Agreement and related Program Agreements, as amended hereby.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed, as of the date first above written.

ATLAS SECURITIZED PRODUCTS INVESTMENTS 2, L.P., as Administrative Agent

By: AASP Management, LP, its investment manager

By: /s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President and AGM General

Counsel Americas

[Atlas-Fortress II – Second Amendment to Guaranty]

FORTRESS CREDIT REALTY INCOME TRUST, as Guarantor

By: /s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Atlas-Fortress II – Second Amendment to Guaranty]